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                                                                    EXHIBIT 99.1

QuadraMed names Mark Thomas CFO

SAN RAFAEL, Calif., June 9 (Reuters) - Healthcare information software and systems provider QuadraMed Corp.<QMDC.O> on Friday named Mark Thomas as its chief financial officer.

Thomas, a 24-year financial operations veteran, replaces Payson "Skip" Smith who resigned last January to pursue other opportunities. Most recently Thomas served as the CFO of Lifeguard Inc., one of Northern California's leading independent health plans.

((Los Angeles newsdesk, (213) 380-2014))

REUTERS